FIRST AMENDMENT TO
                               CREDIT AGREEMENT


      This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Agreement") is entered into as of March 1, 1998, by and between Smithway Motor Xpress, Inc. ("Borrower"), Smithway Motor Xpress Corp. as Guarantor (the "Guarantor") and LaSalle National Bank, as Lender (the "Lender").

                             W I T N E S S E T H:

      WHEREAS, the Borrower and the Guarantor entered into a Credit Agreement dated as of September 3, 1997 and Borrower has requested a Ten Million Dollar ($10,000,000) increase in the Revolving Commitment, part of which will be used to purchase the assets of East West Motor Express ("East West") and the Lender has agreed to increase the amount of the Revolving Commitment subject to the terms and conditions set forth in this Agreement;

      NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

      1. Unless otherwise stated herein, all of the capitalized terms contained in this document shall have the same meanings as contained in the Agreement.

      2. The number "$15,000,000" appearing in Section 1.1(a) hereof is hereby deleted and in lieu thereof is inserted the number "$25,000,000".

      3. Section 1.2 is hereby deleted and in lieu thereof is inserted the following:

            1.2 Note. The Revolving Loans made by the Lender shall be evidenced by a single Revolving Note payable to the order of the Lender in an amount equal to $25,000,000.00 executed by the Borrower, in substantially the form of Exhibit A.

      4. Section 6.6 of the Agreement is hereby deleted and in lieu thereof is inserted the following:

            6.6 Consolidated Tangible Net Worth. The Borrower shall not permit its consolidated Tangible Net Worth for any fiscal quarter to be less than $20,000,000, plus 50% of the Consolidated Net Income for each fiscal year hereafter .

      5. Section 6.7 of the Agreement is hereby deleted and in lieu thereof is inserted the following:

            6.7 Leverage Ratio. The Borrower shall not permit its Leverage Ratio, as determined as of each fiscal quarter for the twelve month period ending on such date, to be greater than 2.75:1.


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      6. Section 6.9 of the  Agreement is hereby  deleted and in lieu thereof is inserted the following:

            6.9 Total Indebtedness. The Borrower shall not incur Indebtedness, at any time prior to the first anniversary of this Agreement, in excess of $50,000,000, at any time after the first anniversary but prior to the second anniversary of this Agreement, in excess of $55,000,000, and thereafter, in excess of $65,000,000.

      7. The term "Aggregate Commitment" is deleted and in lieu thereof is inserted the following:

            "Aggregate Commitment" means the combined Commitments of the Lender, which shall initially be in the amount of $25,000,000.00, as such amount may be reduced from time to time pursuant to this Agreement.

      8. The term "Revolving Commitment" is deleted from the Agreement and in lieu thereof is inserted the following:

            "Revolving Commitment" means the combined Revolving Commitment of the Lender, which shall be equal to $25,000,000.00.

      9. Notwithstanding anything to the contrary contained in the Agreement, Lender hereby consents to the purchase by Borrower of the assets of East West.

      10. Borrower expressly acknowledges and agrees that all collateral, security interests, liens, pledges, and mortgages heretofore, under this Amendment, or hereafter granted to Lender, including, without limitation, such collateral, security interests, liens, pledges and mortgages granted under the Agreement, and all other supplements to the Agreement, extend to and cover all of the obligations of Borrower to Lender, now existing or hereafter arising including, without limitation, those arising in connection with the Agreement, as amended by this Amendment, upon the terms set forth in such agreements, all of which security interests, liens, pledges, and mortgages are hereby ratified, reaffirmed, confirmed and approved.

      11. Borrower represents and warrants to Lender that (i) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder, (ii) this Amendment and the Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their terms, and (iii) all representations and warranties of Borrower contained in the Agreement, as amended, and all other agreements, instruments and other writings relating thereto, are true, correct and complete as of the date hereof.

      12. The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Agreement. Except as expressly modified

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and  amended  by the  terms  of  this  Amendment,  all of the  other  terms  and conditions of the Credit Agreement and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

      13. If there is an express conflict between the terms of this Amendment and the terms of the Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

      14. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.

      15. This Amendment was executed an delivered in Chicago, Illinois and shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

      IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year specified at the beginning hereof.

                                    SMITHWAY MOTOR XPRESS, INC., as Borrower


                                    By:     /s/ G. Larry Owens
                                    Title:  Executive Vice President

                                    Address Notice:
                                    P.O. Box 404
                                    Fort Dodge, Iowa 50501
                                    Attn:
                                    Facsimile:  (515) 576-3304
                                    Tel:        (515) 576-7418

                                    LASALLE NATIONAL BANK, as Lender

                                    By:      /s/ Bruce Linger
                                    Title:   Senior Vice President

                                    Address notices and Lending Office::
                                    135 S. LaSalle
                                    Chicago, Illinois 60603
                                    Attn: Mr. Bruce Linger
                                    Facsimile: (312) 904-6150
                                    Tel: (312) 904-8356


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



                           CONSENT AND RATIFICATION

            The undersigned, pursuant to that certain Guaranty dated as of September 3, 1997, is a guarantor of all of the obligations of the Borrower to the Lender under the terms of the Credit Agreement dated as of September 3, 1997, and hereby consents to the First Amendment to Credit Agreement. Guarantor hereby reaffirms and ratifies his guaranty as if the same were fully set forth herein.


                                    SMITHWAY MOTOR XPRESS CORP, as Borrower


                                    By:      /s/ G. Larry Owens
                                    Title:   Executive Vice President

                                    Address Notice:
                                    P.O. Box 404
                                    Fort Dodge, Iowa 50501
                                    Attn:
                                    Facsimile:   (515) 576-3304
                                    Tel:         (515) 576-7418



T:\40934\09397\1st Amendment.wpd 02/18/98



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                                   EXHIBIT A

                           AMENDED AND RESTATED NOTE


$25,000,000                                                as of March 1, 1997


            Smithway Motor Xpress, Inc. an Iowa corporation (the "Borrower"), promises to pay to the order of LaSalle National Bank (the "Lender") the lesser of the principal sum of Twenty Five Million Dollars ($25,000,000) or the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Credit Agreement (as the same may be amended or modified, the "Agreement") hereinafter referred to, in immediately available funds at the main office of LaSalle National Bank in Chicago, Illinois, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Loans in full on the Revolving Termination Date.

            The Lender shall record in accordance with its usual practice, the date, amount and interest rate of each Loan and the date and amount of each principal and interest payment hereunder.

            This Note is issued pursuant to, and is entitled to the benefits of, the Credit Agreement, dated as of September 3, 1997, and as amended by the First Amendment to Credit Agreement, dated as of March 1, 1998, between the Borrower and Lender, to which Agreement, as it may be amended from time to time, reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.


                                    SMITHWAY MOTOR XPRESS, INC.



                                    By:          /s/ G. Larry Owens
                                    Print Name:  G. Larry Owens
                                    Title:       Exec. Vice President &
                                                 Chief Financial Officer


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